                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1998



LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
Seeks to provide long-term growth

KEMPER
ASIAN GROWTH FUND

                  "... Though economic, political, and social
                  risks remain high, we are optimistic on the
                 outlook for Asian equities and are positioning
               the fund to benefit from a potential upturn....."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
9
Largest Holdings
10
Portfolio of
Investments
15
Report of
Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
22
Financial Highlights


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED NOVEMBER 30, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                           -17.66%
CLASS B                                           -18.65%
CLASS C                                           -18.72%
LIPPER PACIFIC EX JAPAN FUNDS CATEGORY AVERAGE*   -14.49%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not guarantee future results. Investment returns and principal values will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

There are special risk considerations associated with international investing, including fluctuating exchange rates, government regulation and differences in liquidity that may affect the volatility of the fund. Please see the fund's prospectus for more information.

--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                                      AS OF       AS OF
                                    11/30/98    11/30/97
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS A                               $5.41      $6.65
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS B                               $5.34      $6.58
--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND
CLASS C                               $5.35      $6.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND RANKINGS
AS OF 11/30/98
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER PACIFIC EX JAPAN FUNDS CATEGORY*

                   CLASS A    CLASS B      CLASS C
--------------------------------------------------------------------------------
                   #58 of     #65 of       #66 of
1-YEAR            87 Funds   87  Funds    87 Funds
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDEND REVIEW
--------------------------------------------------------------------------------
DURING FISCAL YEAR, KEMPER ASIAN GROWTH FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE.

                           CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
INCOME DIVIDEND            $0.0775   $0.0155   $0.0175
--------------------------------------------------------------------------------


TERMS TO KNOW

YOUR FUND'S STYLE


[MORNINGSTYLE EQUITY BOX]

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
Source: Morningstar, Inc. Chicago, IL (312) 696-6000. The Morningstar Style Box is based on a software release date of 11/30/98. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. The fund's portfolio changes from day-to-day. A longer-term view is represented by the fund's Morningstar category, which is based on its actual investment style as measured by its underlying portfolio holdings since the fund's inception. Morningstar has placed Kemper Asian Growth Fund in the Pacific/Asia Ex-Japan Stock category. Please consult the prospectus for a description of investment policies.

BALANCE OF TRADE The net difference over a period of time between the value of a country's imports and exports of merchandise. When a country exports more than it imports, it is said to have a favorable balance of trade.

CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

PRICE/EARNINGS RATIO (ALSO "EARNINGS MULTIPLE") A widely used gauge of a stock's valuation that indicates what investors are paying for a company's earning power at the current stock price. A P/E ratio may be based on a company's projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

TRANSPARENCY The degree to which investors can evaluate if a company is managed in the interests of shareholders. Transparency is often not as strong in developing markets where disclosure requirements may be less stringent and protectionism, subsidies, and cronyism may distort the business environment.

Sources: Scudder Kemper Investments, Inc., Barron's Dictionary of Finance and Investment Terms

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $245 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES, AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS.

DEAR SHAREHOLDERS,

If you're like most investors, you may be wondering if you should allow yourself to breathe a sigh of relief as 1999 begins. After several months of generally declining stock prices and extreme volatility, the U.S. stock market seems to have rediscovered its resiliency. In the fourth quarter, the Standard & Poor's 500, an unmanaged index generally representative of the U.S. stock market, bounced back into the 1200-point range, up approximately 20 percent from its third-quarter low of 957. The blue chip Dow Jones Industrial Average enjoyed a comparable rise. Investor confidence suddenly overtook the investor uncertainty that had plagued the markets at summer's end. While financial volatility appears to be continuing, the mood for investors definitely has improved.

  To what can we attribute the change? Simply this -- the cumulative effect of some good news, not the least of which was a long-awaited series of interest rate reductions by the Federal Reserve Board. In September, the Fed reduced the federal funds rate a modest quarter of a percentage point, however, this first cut disappointed some investors who were expecting a more dramatic gesture. Two weeks later, the Fed came back with an additional quarter of a percentage point reduction. This was an unexpected cut that seemed to have a positive effect on Wall Street. In November, a third rate cut of a quarter of a percentage point also boosted investor confidence. Investors were further surprised by better-than-expected corporate earnings reports early in the fourth quarter. Finally, economic data regarding retail sales, employment and home sales suggested continued economic growth and very little prospect of recession.

  In many ways, 1998's market activity provides a study in how investor perceptions can upstage economic realities. Certainly, the tumultuous lessons of Russia and Southeast Asia renewed investors' awareness of risk in 1998, which was an important wake-up call. At all times, investors must understand and consider risk. But over the course of 1998, U.S. economic fundamentals have essentially remained strong. In fact, inflation has remained low for the entire year. Economic growth has been solid. Our consumer confidence remained fairly high, although not quite as high as in 1997. The nation's budget surplus for 1998 came in at $60 billion, with another budget surplus expected for fiscal 1999.

  Growth in the nation's gross domestic product (GDP), which represents the total value of all goods and services produced within the U.S. economy, has remained remarkably steady. GDP is expected to have grown at an annualized rate of 3 percent for the second half of 1998 and is anticipated to hover around 2 percent to 2.5 percent for the first half of 1999. The consumer price index
(CPI) remains in a range of 1.5 percent to 2 percent.

  While employment growth has slowed a bit, the slowdown in wage gains may provide the Fed with an incentive to reduce interest rates even further. U.S. corporate profits have generally been flat, so we may see a decrease in capital spending. Banks appear to be only a little less willing to lend, so the threat of a general credit crunch is minimal.

  Investors may take comfort in the fact that the U.S. markets and economy have withstood the test of 1998's tumultuous third quarter. Similarly, while certain countries, such as Malaysia, Indonesia, Brazil and Russia, are still suffering from economic crises, others, including the Philippines, South Korea, Thailand and China, appear to have survived. As long as the Fed and the Group of Seven leading industrial nations (G7) are committed to avoiding recession on national and global levels respectively, investors have a good chance of experiencing a more stable economic environment.

  At home, there has been somewhat of a slowdown in manufacturing, as reduced U.S. exports reflect foreign economic turmoil. But the global impact of the Asian crisis still has not hit the U.S. as hard as was expected. Indeed, Asian turmoil has not affected U.S. trade as much as it has lowered import prices and helped reduce global interest rates.

  In Europe, the much anticipated Economic and Monetary Union (EMU) is on the move, with a focus on more flexibility and growth potential for the region. European equities may be the beneficiaries of increased spending, as governments seek to foster growth and reduce unemployment.

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                     NOW (12/31/98)       6 MONTHS AGO         1 YEAR AGO          2 YEARS AGO

10-year Treasury rate(1)                   4.65               5.50                 5.81               6.30
Prime rate(2)                              7.75               8.50                 8.50               8.25
Inflation rate(3)*                         1.55               1.75                 1.89               3.18
The U.S. dollar(4)                        -2.45               9.54                10.26               4.36
Capital goods orders(5)*                   7.82               9.52                 8.53               4.82
Industrial production(5)*                  1.47               5.10                 6.56               5.32
Employment growth(6)*                      2.28               2.65                 2.70               2.33



(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of November 30, 1998.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

       If you're a long-term investor in today's short-term world, go ahead and breathe that sigh of relief -- but be on your toes in 1999. It's going to be an interesting year as the EMU emerges, the race for the next presidency heats up and the year 2000 approaches. And, remember: Investors don't like uncertainty, be it economic or political. More trauma in the White House, continuing disputes with Iraq or any other hints of crisis could prompt a downward spike in our markets in the short run. In the long run, the keys to investment performance remain moderate growth, low inflation and limited taxation and regulation.

       Thank you for choosing to invest with Kemper Funds. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA

The information contained in this piece has been taken from sources believed to be reliable, but the accuracy of the information is not guaranteed. The opinions and forecasts expressed are those of Dr. John E. Silvia as of January 4, 1999, and may not actually come to pass. This information is subject to change. No part of this material is intended as an investment recommendation.

PERFORMANCE UPDATE

[GUSMAN PHOTO]

Theresa Gusman joined Scudder Kemper Investments in 1995, and is the lead portfolio manager of Kemper Asian Growth Fund. She received a bachelor's degree in economics from the State University of New York at Stony Brook.


THE PAST TWELVE MONTHS HAVE BEEN A PERIOD OF EXTRAORDINARY VOLATILITY. THE ASIAN REGION WAS THE FOCAL POINT OF THE TURMOIL, BESET BY INSTABILITY IN THE BANKING SYSTEM, HIGH INTEREST RATES, AND THE SLOWING OF THE REGIONAL ECONOMY. KEMPER ASIAN GROWTH FUND LEAD PORTFOLIO MANAGER THERESA GUSMAN, DISCUSSES THE FUND'S STRATEGY AND THE MARKET ENVIRONMENT FOR THE TWELVE-MONTH PERIOD ENDED NOVEMBER 30, 1998, AS WELL AS THE POSITIVE OPPORTUNITIES THAT ARE EMERGING.


Q     HOW WOULD YOU CHARACTERIZE MARKET CONDITIONS IN THE REGION DURING THE PAST
YEAR?

A     The Asian stock markets continued to experience extreme volatility, though currencies gradually stabilized following their collapse in 1997. For much of this period, stocks suffered from the painful combination of an uncertain economic outlook, the loss of liquidity within the banking system, and the scarcity of capital that resulted from foreign investors scrambling to reduce their exposure to the region. Markets reacted by plummeting throughout the fall of 1997, and then bouncing back in the early part of this year as investors sought to capitalize on lower prices. Once it became apparent that the financial crisis would not be quickly resolved, stocks fell once again and remained under pressure through the summer as investors responded negatively to the imposition of capital controls in Malaysia, and Hong Kong's intervention in the stock market. In October, equities staged a rebound as interest rate cuts by the U.S. Federal Reserve prompted a reassessment of depressed securities prices in the emerging markets, and valuations in Asia reached distressed levels. Throughout the period, the ongoing financial crisis in Japan destabilized the entire region, though the rebound of the yen and the increasing possibilities of reform provided reasons for optimism at the quarter's end.
  At the end of the period, we noted some positive trends taking place in the region. For example, we saw an acceleration in corporate restructuring efforts. This push to improve corporate efficiency is fueling our belief that we have likely seen the bottoms in these markets. Although we expect to see continued volatility going forward, it should be volatility with an upward tilt as opposed to what we have seen in the past year, which was volatility with a downward tilt.

Q     WHAT WAS YOUR STRATEGY THROUGHOUT THIS TUMULTUOUS PERIOD?

A     In all market conditions, our ongoing objective is to use intensive fundamental research to locate attractive, undervalued companies with excellent management, dominant market positions, clear competitive advantages, high-to-improving return on equity, and strong balance sheets. Faced with a rapidly changing environment such as we have experienced in the last twelve months, we have sought to identify companies positioned to benefit from the shifting structural, political, social, and economic backdrop in Asia.
  Our primary objective has been to invest in stable, established companies that will not only survive, but will prosper as the region begins to recover. Using strict purchase-price targets, we are investing in three kinds of companies that stand to benefit from a rebound in the regional economy. First, we are looking for strong firms that dominate their local markets, and/or operate in an industry with high barriers to entry. Second, we are focusing on well-capitalized, low-cost exporters that can help their corporate customers cut costs, a skill that will be prized if global economic growth slows and profitability deteriorates. Third, we are finding opportunities in


The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions. This report must be preceded or accompanied by a prospectus when used as sales literature.

PERFORMANCE UPDATE

downtrodden natural resources companies that have been hit hard by deflation, but stand to benefit if Japan finds a way to jump-start its economy.

  Examples of holdings we have that are dominating the local market include several Chinese companies, including Guangdong Kelon Electric Holdings, a refrigerator and consumer white goods manufacturer; Beijing Datang Power Generation, an electric utility; and Harbin Power Equipment, a local producer of power generating equipment. All are trading at single digit multiples.

  Indonesia's Asia Pulp & Paper Company is a good example of a low-cost exporter. They are by far the lowest cost pulp and paper producer in the world. On average, they are producing pulp for less than $90 per ton compared to roughly a $450 cost for pulp produced in the U.S., Canada or Western Europe.

  In Australia, we have found several natural resource names that include a few mining companies bought at very attractive levels. Pasminco, for example, is a low-cost producer of nickel; a metal we believe will turn around quickly.

Q     THE FUND WAS DOWN 17.66 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES
CHARGE) FOR THE TWELVE-MONTH PERIOD VS. THE BENCHMARK INDEX, THE MSCI ALL COUNTRY ASIA FREE INDEX (EXCLUDING JAPAN), WHICH WAS OFF 13.03 PERCENT. AS YOU MENTIONED, THESE WERE NOT THE 'BEST OF TIMES' IN THIS REGION BUT CAN YOU ADDRESS THE LESSER PERFORMANCE OF THE FUND VS. THE INDEX AND ITS LIPPER CATEGORY AVERAGE (SEE PAGE 2 FOR FURTHER LIPPER INFORMATION).

A     The performance was affected by a lesser weighting in Taiwan early in the year when that market outperformed all of the other Asian markets. Then, in the second half of the year, we held an overweight position in that market when it underperformed the region. My team took over management of the fund in May and we were anxious to raise the Taiwan position because it had been performing well. However, in September and October when Asian markets took off, companies in the financial and real estate sectors drove performance. Unfortunately, our Taiwan holdings are dominated by technology and export-oriented companies which lagged during the rally.

Q     AND WHY ARE YOU STAYING AWAY FROM THE FINANCIAL SERVICES AND REAL ESTATE
SECTORS?

A     We do have some exposure to these sectors in Singapore and in Hong Kong but, overall, we were less than the benchmark. Transparency and accuracy of data is always a concern when investing in this region. As experienced money managers, we are tuned to look for the red flags when handed a rosy company fiscal report. We didn't have a great deal of confidence in the information we were getting from the banking sector. Without clear data that explained what was behind the loans that are outstanding in Asia, we elected to maintain an underweighted position, relative to the index, in that sector. Without this clear understanding, the stock valuations are nebulous as far as we are concerned.
  In real estate related companies, we saw further downside risk from what we viewed as inflated valuations.

Q     AS YOU MENTIONED, YOU TOOK OVER MANAGEMENT OF THE FUND IN MAY. BEYOND
ADJUSTING THE FUND'S EXPOSURE TO TAIWAN, WERE THERE OTHER CHANGES THAT YOU MADE?

A The primary change was to increase exposure to export-oriented companies and to move away from some of the finance companies and real estate companies. It proved to be a very good adjustment from May through August and not so good in the months from September through November. So, overall, it was sort of a neutral move. We also added exposure to Australia through the natural resource companies purchased in that market.

Q     HAS YOUR BOTTOM-UP STRATEGY LED TO ADJUSTMENTS IN THE FUND'S COUNTRY
ALLOCATIONS?

A     Yes. In the twelve-month period, we reduced our holdings in Hong Kong, whose stock market is largely made up of banks and property companies. We also trimmed exposure to non-exporting firms in Indonesia. China, on the other hand, has proven to be a country where the valuations of selected companies have become very attractive in relation to their growth potential.

Q     ARE ANY SIGNS EMERGING THAT THERE MAY BE LIGHT AT THE END OF THE TUNNEL?

A     There have been some very positive developments in the region throughout
1998. Though economic, political, and social risks remain high, we are optimistic on the outlook for Asian equities and are positioning the fund to benefit

PERFORMANCE UPDATE

from a potential upturn. The most important trend that has been taking place since the beginning of the year is that currencies stabilized in an environment of declining interest rates, a condition that we have long believed would be the first step toward recovery. We started to see it first in Korea as early as January of this year but it was only recently that this trend has begun to be reflected in the equity markets across the region. The pattern for this trend is first the currency stabilizes then the equity market rebounds and finally, the economy really bounces back. In the wake of the July 1997 Thai baht devaluation, Asian countries were forced to raise rates to restrictive levels in order to stem capital outflows and stabilize their currencies, but this strategy had the harmful side effect of depressing economic growth.

  On the economic front, we are encouraged by signs that domestic consumption, a key element of economic growth, is showing signs of bottoming in China, Indonesia, South Korea, and Thailand. The balance of trade has improved in Indonesia, the Philippines, and Thailand due to the combination of rising U.S. dollar exports and continued weak imports. If the yen strengthens further and a more positive outlook emerges for Japan's economy, this virtuous trade cycle stands to be reinforced. While the fund does not invest directly in Japan, the nation's status as the second-largest economy in the world means that other countries in the region are highly dependent on its fortunes. Though Japan's recession deepened throughout 1998, the combination of the banking bill and fiscal stimulus packages may help to create the regional stability necessary for the rest of Asia to move forward.

  The crisis has caused investors to flee the region following a chain reaction of currency devaluations, stock market declines, and social unrest. While such turbulence can pose a challenge even to long-term investors, we view it as an opportunity to establish positions in well-managed, financially sound companies that stand to benefit when the region ultimately turns around. To this end, we will continue to use a long-term approach emphasizing fundamental research and intensive individual stock selection.

Q     HOW IS ECONOMIC REFORM PROGRESSING?

A     Selected Asian nations have begun the process of implementing corporate restructuring initiatives and banking system reform. These changes have come in the form of new bankruptcy laws, deregulation, and the trend toward greater transparency in corporate financial reporting. Though the process of streamlining the economies of this region will not happen quickly, such reform demonstrates that the region's governments are taking the critical first step of recognizing that a problem does indeed exist. We will be focusing our efforts on finding investments in areas where the government is being proactive in finding solutions to the financial crisis.

Q     HOW DO YOU PLAN TO MANAGE THE PORTFOLIO GOING FORWARD?

A     Though reasons for optimism on Asia's prospects are numerous, investors should be prepared for further volatility. We remain cautious as the long process of recovery unfolds. Recognizing that we will not be able to "call the bottom" in Asian equities, we will continue to emphasize fundamental analysis and superior stock selection to uncover well-managed, undervalued companies that have displayed the ability to remain competitive even in a difficult environment. For patient investors, such firms represent a long-term opportunity to benefit from the rebuilding of the Asian economy.

                                  [BAR GRAPH]

Regional Market Returns for the One-Year Period ended 11/30/98

Australia                                                      11.00%
Hong Kong                                                       0.23%
Philippines                                                     4.07%
Taiwan                                                          -9.4%
Singapore                                                     -11.35%
Korea                                                          21.35%
Thailand                                                       -5.56%
New Zealand                                                   -25.34%
Malaysia                                                      -41.10%
Indonesia                                                     -52.79%

 PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED NOVEMBER 30, 1998 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                   LIFE OF
                                                       1-YEAR       CLASS
------------------------------------------------------------------------------------------------
    KEMPER ASIAN GROWTH FUND CLASS A                   -22.44%     -25.11%      (since 10/21/96)
 ................................................................................................
    KEMPER ASIAN GROWTH FUND CLASS B                   -21.08      -24.88       (since 10/21/96)
 ................................................................................................
    KEMPER ASIAN GROWTH FUND CLASS C                   -18.72      -23.72       (since 10/21/96)
 ................................................................................................

-------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS A
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class A shares from 10/21/96 to 11/30/98

                                                                  KEMPER ASIAN GROWTH FUND        MSCI AC FAR EAST FREE EX-JAPAN
                                                                          CLASS A(1)                          INDEX(+)
                                                                  ------------------------        ------------------------------
10/21/96                                                                   9425.00                           10000.00
                                                                          10010.00                           10381.00
3/31/97                                                                    9593.00                           10181.00
                                                                          10060.00                           10814.00
                                                                           8690.00                            9028.00
12/31/97                                                                   6546.00                            6145.00
                                                                           7139.00                            6750.00
                                                                           4779.00                            4545.00
                                                                           4435.00                            4139.00
11/30/98                                                                   5432.00                            5768.00

-------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS B
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class B shares from 10/21/96 to 11/30/98

                                                                  KEMPER ASIAN GROWTH FUND        MSCI AC FAR EAST FREE EX-JAPAN
                                                                          CLASS B(1)                          INDEX(+)
                                                                  ------------------------        ------------------------------
10/21/96                                                                  10000.00                           10000.00
                                                                          10610.50                           10381.00
3/31/97                                                                   10147.40                           10181.00
                                                                          10621.10                           10814.00
                                                                           9157.90                            9028.00
12/31/97                                                                   6869.23                            6145.00
                                                                           7460.14                            6750.00
                                                                           4969.91                            4545.00
                                                                           4611.15                            4139.00
11/30/98                                                                   5466.10                            5768.00

-------------------------------------------------------------------------------
KEMPER ASIAN GROWTH FUND CLASS C
-------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in Class C shares from 10/21/96 to 11/30/98

                                                                  KEMPER ASIAN GROWTH FUND        MSCI AC FAR EAST FREE EX-JAPAN
                                                                          CLASS C(1)                            INDEX(+)
                                                                  ------------------------        ------------------------------
10/21/96                                                                  10000.00                           10000.00
                                                                          10621.00                           10381.00
3/31/97                                                                   10168.00                           10181.00
                                                                          10642.00                           10814.00
                                                                           9179.00                            9028.00
12/31/97                                                                   6892.00                            6145.00
                                                                           7484.00                            6750.00
                                                                           4982.00                            4545.00
                                                                           4623.00                            4139.00
11/30/98                                                                   5647.00                            5768.00

  PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE
  RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES
  WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED,
  MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 *Average annual total return and total return measure net investment income and capital gain or loss from portfolio investments over the periods specified, assuming reinvestment of all dividends and, where indicated, adjustment for the maximum sales charge. the maximum sales charge for Class a shares is 5.75%. For Class B shares the maximum contingent deferred sales charge (CDSC) is 4%. Class C shares have no sales charge adjustment, but redemptions within one year of purchase may be subject to a contingent deferred sales charge of 1%. Share classes invest in the same underlying portfolio.
  Average annual total return reflects annualized change while total return reflects aggregate change. during the periods noted, securities prices fluctuated. For additional information, see the prospectus and statement of additional information and the financial highlights at the end of this report.

 (1)PERFORMANCE INCLUDES REINVESTMENT OF DIVIDENDS
    AND ADJUSTMENT FOR THE MAXIMUM SALES CHARGE
    FOR CLASS A SHARES AND THE CDSC IN EFFECT AT
    THE END OF THE PERIOD FOR CLASS B SHARES. IN
    COMPARING KEMPER ASIAN GROWTH FUND CLASS A
    SHARES TO THE MSCI AC FAR EAST FREE EX-JAPAN
    INDEX, YOU SHOULD ALSO NOTE THAT THE FUND'S
    PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE,
    WHILE NO SUCH CHARGE IS REFLECTED IN THE
    PERFORMANCE OF THE INDEX.

(+)THE MSCI AC Far East Free Ex-Japan Index (Morgan
   Stanley Capital International Index) is an unmanaged index generally accepted as a benchmark for major far eastern markets. Source is Lipper Analytical Services, Inc. Investors cannot actually make investments in this index.

LARGEST HOLDINGS

KEMPER ASIAN GROWTH FUND'S 15 LARGEST HOLDINGS*
Representing 39.1 percent of the fund's total net assets on November 30, 1998.

-----------------------------------------------------------------------------------------------------------------
HOLDINGS                                                           COUNTRY                        % OF NET ASSETS
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------

1.            ACER                                                 Taiwan                                    3.8%
-----------------------------------------------------------------------------------------------------------------

2.            JOHNSON ELECTRIC HOLDINGS                            Hong Kong                                 3.2%
-----------------------------------------------------------------------------------------------------------------

3.            CITY DEVELOPMENTS                                    Singapore                                 2.9%
-----------------------------------------------------------------------------------------------------------------

4.            MUSIC CORP.                                          Philippines                               2.8%
-----------------------------------------------------------------------------------------------------------------

5.            ASIA PULP & PAPER                                    Indonesia                                 2.8%
-----------------------------------------------------------------------------------------------------------------

6.            CITIC PACIFIC                                        Hong Kong                                 2.7%
-----------------------------------------------------------------------------------------------------------------

7.            AVIMO GROUP                                          Singapore                                 2.6%
-----------------------------------------------------------------------------------------------------------------

8.            NEW WORLD DEVELOPMENT                                Hong Kong                                 2.5%
-----------------------------------------------------------------------------------------------------------------

9.            VARITRONIX INTERNATIONAL                             Hong Kong                                 2.5%
-----------------------------------------------------------------------------------------------------------------

10.           CHEUNG KONG HOLDINGS                                 Hong Kong                                 2.5%
-----------------------------------------------------------------------------------------------------------------

11.           HUTCHISON WHAMPOA                                    Hong Kong                                 2.5%
-----------------------------------------------------------------------------------------------------------------

12.           LI & FUNG                                            Hong Kong                                 2.4%
-----------------------------------------------------------------------------------------------------------------

13.           INDAH KIAT PULP & PAPER                              Indonesia                                 2.2%
-----------------------------------------------------------------------------------------------------------------

14.           NATSTEEL ELECTRONICS                                 Singapore                                 1.9%
-----------------------------------------------------------------------------------------------------------------

15.           ASE TEST                                             Taiwan                                    1.8%
-----------------------------------------------------------------------------------------------------------------

*The fund's holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER ASIAN GROWTH FUND

Portfolio of Investments at November 30, 1998

------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                          NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
    HONG KONG--26.4%                         Cheung Kong Holdings, Ltd.
                                               REAL ESTATE COMPANY                           26,000       $  187,000
                                             CITIC Pacific, Ltd.
                                               DIVERSIFIED HOLDING COMPANY                   87,000          197,000
                                             Cosco Pacific, Ltd.
                                               INVESTMENT HOLDING COMPANY                   107,000           48,000
                                             Dah Sing Financial Group
                                               GENERAL BANKING AND PROPERTY
                                               INVESTMENT HOLDING COMPANY                    29,000           71,000
                                             Esprit Holdings, Ltd.
                                               DESIGNER, MANUFACTURER AND RETAILER OF
                                               HIGH QUALITY FASHION, COSMETIC AND
                                               BODY CARE PRODUCTS                           185,000           68,000
                                             Hutchison Whampoa, Ltd.
                                               DIVERSIFIED HOLDING COMPANY                   26,000          185,000
                                             Johnson Electric Holdings, Ltd.
                                               SMALL MOTOR MANUFACTURER                     105,000          235,000
                                             Legend Holdings, Ltd.
                                               COMPUTER COMPONENTS MANUFACTURER             183,000           57,000
                                             Li & Fung, Ltd.
                                               INVESTMENT HOLDING COMPANY, ENGAGED IN
                                               EXPORT TRADING                                94,000          177,000
                                             New World Development Co., Ltd.
                                               PROPERTY INVESTMENT AND DEVELOPMENT,
                                               CONSTRUCTION AND ENGINEERING, HOTELS
                                               AND RESTAURANTS, TELECOMMUNICATIONS           77,352          188,000
                                             New World Infrastructure, Ltd.
                                               INVESTMENT AND OPERATION OF
                                               INFRASTRUCTURE PROJECTS                       80,200          121,000
                                             SmarTone Telecommunications Holdings,
                                               Ltd.
                                               CELLULAR COMMUNICATION SERVICES               21,000           69,000
                                             Varitronix International, Ltd.
                                               CRYSTAL DISPLAYS MANUFACTURER                 98,000          187,000
                                             Wing Hang Bank, Ltd.
                                               CORPORATE AND RETAIL BANKING, FOREIGN
                                               EXCHANGE                                      28,000           78,000
                                             ---------------------------------------------------------------------------
                                                                                                           1,868,000
------------------------------------------------------------------------------------------------------------------------
    TAIWAN--20.1%                            (a)ASE Test, Ltd.
                                               TESTING SERVICES TO SEMICONDUCTOR
                                               MANUFACTURERS                                  4,500          138,000
                                             Acer, Inc.
                                               MANUFACTURER OF DESKTOP AND PORTABLE
                                               PERSONAL COMPUTERS                           212,500          282,000
                                             Acer Peripherals, Inc.
                                               DEVELOPER AND DISTRIBUTOR OF COMPUTER
                                               PERIPHERALS                                   89,000          130,000
                                             (a)Asustek Computer, Inc.
                                               MANUFACTURER OF COMPUTER MAINBOARDS,
                                               AUDIO/VIDEO CARDS AND NETWORK CARDS           16,000          136,000
                                             (a)Compal Electronics, Inc.
                                               MANUFACTURER AND MARKETER OF NOTEBOOK
                                               COMPUTERS AND COLOR MONITORS                  34,000          115,000
                                             (a)Compeq Manufacturing Co., Ltd.
                                               MANUFACTURER OF MULTI-LAYER
                                               DOUBLE-SIDED PRINTED CIRCUIT BOARDS           19,000          125,000

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Delta Electronic Industrial
                                               MANUFACTURER OF POWER SUPPLY EQUIPMENT        19,000       $   62,000
                                             (a)Hon Hai Precision Industry Co., Ltd.
                                               MANUFACTURER OF ELECTRONIC CONNECTORS,
                                               CABLE ASSEMBLIES AND MEMORY CHIPS             11,000           60,000
                                             (a)Kang Na Hsiung Enterprise
                                               MANUFACTURER OF SANITARY PAPER
                                               PRODUCTS                                      46,000           51,000
                                             (a)Kinpo Electronics, Inc.
                                               MANUFACTURER OF ELECTRONIC OFFICE
                                               MACHINES                                      34,000           52,000
                                             Lite-On Electronics, Inc.
                                               MANUFACTURER OF ELECTRONIC COMPONENTS
                                               AND POWER SUPPLIES                            33,000           71,000
                                             (a)Siliconware Corp.
                                               TESTING AND PACKAGING OF INTEGRATED
                                               CIRCUITS                                      94,000           80,000
                                             (a)Yageo Corp.
                                               ELECTRONICS MANUFACTURER                      84,000          119,000
                                             ---------------------------------------------------------------------------
                                                                                                           1,421,000
------------------------------------------------------------------------------------------------------------------------
    INDONESIA--9.2%                          (a)Asia Pulp & Paper Co., Ltd.
                                               PRODUCER OF PULP AND PAPER                    22,700          207,000
                                             (a)Indah Kiat Pulp & Paper
                                               PRODUCER OF PULP AND PAPER                   448,000          161,000
                                             Indonesia Satellite Corp.
                                               INTERNATIONAL TELECOMMUNICATION
                                               SERVICES                                       7,200          101,000
                                             (a)Indorama Synthetics
                                               PRODUCER OF POLYESTER YARN, FIBER AND
                                               FABRIC                                       518,500           68,000
                                             PT Astra Agro Lestari Tbk.
                                               PLANTATION OPERATOR                          372,000          104,000
                                             (a)PT Astra International, Inc.
                                               DISTRIBUTOR OF AUTOMOBILES AND
                                               RELATED PARTS                                 76,500           10,000
                                             ---------------------------------------------------------------------------
                                                                                                             651,000
------------------------------------------------------------------------------------------------------------------------
    SINGAPORE--9.1%                          Avimo Group, Ltd.
                                               PRECISION INSTRUMENTS MANUFACTURER           125,000          193,000
                                             City Developments, Ltd.
                                               DEVELOPER OF RESIDENTIAL, INDUSTRIAL,
                                               RETAIL AND INVESTMENT PROPERTIES,
                                               OWNER AND OPERATOR OF HOTELS                  45,000          214,000
                                             Natsteel Electronics, Ltd.
                                               MANUFACTURER OF COMPUTER PERIPHERAL,
                                               TELECOMMUNICATION AND NETWORK PRODUCTS        65,000          140,000
                                             Overseas Union Bank, Ltd.
                                               PROVIDER OF BANKING AND FINANCIAL
                                               SERVICES                                      23,000           93,000
                                             Singapore Press Holdings, Ltd.
                                               PUBLISHER                                         68            1,000
                                             ---------------------------------------------------------------------------
                                                                                                             641,000
------------------------------------------------------------------------------------------------------------------------
    CHINA--7.1%                              Beijing Datang Power Generation Co.,
                                               Ltd. "H"
                                               OWNER AND OPERATOR OF COAL-FIRED
                                               ELECTRIC POWER PLANTS                        293,000           95,000
                                             (a)China Telecommunications, Ltd.
                                               TELECOMMUNICATION SERVICES                    42,000           84,000
                                             First Tractor Co.
                                               MANUFACTURER OF AGRICULTURAL TRACTORS        295,000           87,000

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                             Guangdong Kelon Electric Holdings, Ltd.
                                               REFRIGERATOR MANUFACTURER                     96,000       $   84,000
                                             Harbin Power Equipment Co., Ltd.
                                               MANUFACTURER OF ELECTRIC POWER
                                               GENERATION EQUIPMENT                         949,000           70,000
                                             Shenzhen Expressway Co. "H"
                                               HIGHWAY DEVELOPER                            166,000           40,000
                                             Zhejiang Expressway Co., Ltd. "H"
                                               ROAD CONSTRUCTION AND MANAGEMENT             219,000           41,000
                                             ---------------------------------------------------------------------------
                                                                                                             501,000
------------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--4.9%                        (a)International Container Terminal
                                               Services, Inc.
                                               CONTAINERIZED CARGO HANDLING FIRM          1,494,700          133,000
                                             (a)Music Corp.
                                               MANUFACTURER AND EXPORTER OF
                                               SPECIALIZED SEMICONDUCTORS                 1,745,000          210,000
                                             ---------------------------------------------------------------------------
                                                                                                             343,000
------------------------------------------------------------------------------------------------------------------------
    KOREA--4.3%                              Medison Co., Ltd.
                                               PRODUCER OF MEDICAL EQUIPMENT                  5,360           63,000
                                             Nhong Shim Co., Ltd.
                                               MANUFACTURER OF INSTANT NOODLES AND
                                               SNACKS                                         1,260           74,000
                                             Pohang Iron & Steel Co., Ltd.
                                               LEADING STEEL PRODUCER                         1,430           80,000
                                             Samsung Electronics Co., Ltd.
                                               MAJOR ELECTRONICS MANUFACTURER                 1,650           88,000
                                             ---------------------------------------------------------------------------
                                                                                                             305,000
------------------------------------------------------------------------------------------------------------------------
    AUSTRALIA--3.8%                          Acacia Resources, Ltd.
                                               GOLD AND MINERAL EXPLORATION COMPANY
                                               WITH OPERATIONS THROUGHOUT AUSTRALIA          22,600           33,000
                                             (a)Cable & Wireless Optus, Ltd.
                                               PROVIDER OF COMMUNICATION AND
                                               TELECOMMUNICATION SERVICES                    41,300           77,000
                                             Delta Gold NL
                                               EMERGING JUNIOR EXPLORATION COMPANY
                                               WITH IMPORTANT PLATINUM PROPERTY IN
                                               ZIMBABWE                                      21,200           32,000
                                             (a)Normandy Mining, Ltd.
                                               MINING AND OIL ENTERPRISES                    36,600           34,000
                                             Pasminco, Ltd.
                                               DIVERSIFIED MINING COMPANY                    77,900           70,000
                                             Westralian Sands, Ltd.
                                               EXPLORER AND PRODUCER OF TITANIUM
                                               MINERALS                                       8,800           21,000
                                             ---------------------------------------------------------------------------
                                                                                                             267,000
------------------------------------------------------------------------------------------------------------------------
    UNITED STATES--1.9%                      Freeport McMoRan Copper & Gold, Inc. "A"
                                               MINING COMPANY OPERATING IN INDONESIA         10,600          134,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MALAYSIA--1.4%                           (b)Kuala Lumpur Kepong Berhad
                                               PRODUCER OF PALM PRODUCTS, NATURAL
                                               RUBBER AND COCOA                              24,000           27,000

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------------------
                                             (b)Malayan Banking Berhad
                                               LEADING BANKING AND FINANCIAL SERVICES
                                               GROUP                                         60,000       $   76,000
                                             ---------------------------------------------------------------------------
                                                                                                             103,000
------------------------------------------------------------------------------------------------------------------------
    NEW ZEALAND--1.3%                        Fletcher Challenge Energy, Ltd.
                                               OIL AND GAS EXPLORATION AND
                                               DEVELOPMENT                                   43,131           91,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    THAILAND--.9%                            (b)BEC World Public Co., Ltd.
                                               HOLDING COMPANY INVOLVED IN
                                               ENTERTAINMENT AND TELEVISION
                                               BROADCASTING                                  10,400           65,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    PAPUA NEW GUINEA--.7%                    (a)Orogen Minerals, Ltd.
                                               INVESTMENT COMPANY WITH CONTROLLING
                                               INTEREST IN PAPUA NEW GUINEA GOLD AND
                                               OIL COMPANIES                                 41,100           53,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    INDIA--.7%                               Mahanagar Telephone Nigam, Ltd.
                                               PROVIDER OF TELECOMMUNICATIONS
                                               FACILITIES                                     4,900           52,000
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--91.8%
                                             (Cost $5,810,000)                                             6,495,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
------------------------------------------------------------------------------------------------------------------------
    INDONESIA--.4%                           APP Global Finance, Ltd.,
                                               2.00%, 7/25/00
                                               PRODUCER OF PULP AND PAPER                  $ 38,000           31,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    PHILIPPINES--.7%                         Philipino Telephone Corp.,
                                               1.75%, 7/17/06
                                               MOBILE TELEPHONE SERVICES                     93,000           46,000
                                             ---------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE BONDS--1.1%
                                             (Cost $90,000)                                                   77,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    MONEY MARKET                             Yield--5.60%
    INSTRUMENT--7.1%                         Due--December 1998
                                             Federal Home Loan Bank
                                             (Cost $500,000)                                500,000          500,000
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $6,400,000)                                            $7,072,000
                                             ---------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

At November 30, 1998, the fund's portfolio of investments had the following industry diversification:

                                                                  VALUE         %
------------------------------------------------------------------------------------
Manufacturing                                                   $1,758,000      24.8
------------------------------------------------------------------------------------
Technology                                                       1,236,000      17.5
------------------------------------------------------------------------------------
Finance                                                          1,158,000      16.4
------------------------------------------------------------------------------------
Mining                                                             403,000       5.7
------------------------------------------------------------------------------------
Communications                                                     383,000       5.4
------------------------------------------------------------------------------------
Service Industries                                                 358,000       5.0
------------------------------------------------------------------------------------
Consumer Staples                                                   324,000       4.6
------------------------------------------------------------------------------------
Health                                                             257,000       3.6
------------------------------------------------------------------------------------
Transportation                                                     202,000       2.9
------------------------------------------------------------------------------------
Durables                                                            97,000       1.4
------------------------------------------------------------------------------------
Utilities                                                           94,000       1.3
------------------------------------------------------------------------------------
Miscellaneous                                                      225,000       3.2
------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                              6,495,000      91.8
------------------------------------------------------------------------------------
CONVERTIBLE BONDS                                                   77,000       1.1
------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                           500,000       7.1
------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                               $7,072,000     100.0
------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a)  Non-income producing security.

(b) Securities valued in good faith by the Valuation Committee of the Board of Trustees at fair value amounted to $168,000 (2.26% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at November 30, 1998 aggregated $171,000. These securities may also have certain restrictions as to resale.

Based on the cost of investments of $6,450,000 for federal income tax purposes at November 30, 1998, the gross unrealized appreciation was $1,144,000, the gross unrealized depreciation was $522,000 and the net unrealized appreciation on investments was $622,000.

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER ASIAN GROWTH FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Kemper Asian Growth Fund as of November 30, 1998, and the related statements of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1996. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Asian Growth Fund at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods referred to above in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 19, 1999

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 1998

---------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------
Investments, at value
(Cost $6,400,000)                                               $ 7,072,000
---------------------------------------------------------------------------
Cash                                                                316,000
---------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  286,000
---------------------------------------------------------------------------
  Fund shares sold                                                   64,000
---------------------------------------------------------------------------
  Reimbursement from Advisor                                         39,000
---------------------------------------------------------------------------
    TOTAL ASSETS                                                  7,777,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
---------------------------------------------------------------------------
Payable for:
  Investments purchased                                             272,000
---------------------------------------------------------------------------
  Fund shares redeemed                                               68,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             21,000
---------------------------------------------------------------------------
    Total liabilities                                               108,000
---------------------------------------------------------------------------
NET ASSETS                                                      $ 7,416,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
---------------------------------------------------------------------------
Paid-in capital                                                 $11,238,000
---------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                            (4,602,000)
---------------------------------------------------------------------------
Net unrealized appreciation on investments and assets and
liabilities in foreign currencies                                   672,000
---------------------------------------------------------------------------
Undistributed net investment income                                 108,000
---------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $ 7,416,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 THE PRICING OF SHARES
---------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($4,047,000 / 748,000 shares outstanding)                           $5.41
---------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                         $5.74
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($3,035,000 / 569,000 shares outstanding)                           $5.34
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($334,000 / 62,000 shares outstanding)                              $5.35
---------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 1998

---------------------------------------------------------------------------
 NET INVESTMENT INCOME
---------------------------------------------------------------------------
  Dividends (less foreign taxes withheld of $15,000)            $   203,000
---------------------------------------------------------------------------
  Interest                                                           60,000
---------------------------------------------------------------------------
    Total investment income                                         263,000
---------------------------------------------------------------------------
Expenses:
  Management fee                                                     58,000
---------------------------------------------------------------------------
  Distribution services fee                                          22,000
---------------------------------------------------------------------------
  Administrative services fee                                        16,000
---------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            108,000
---------------------------------------------------------------------------
  Professional fees                                                  11,000
---------------------------------------------------------------------------
  Reports to shareholders                                            11,000
---------------------------------------------------------------------------
  Other                                                               4,000
---------------------------------------------------------------------------
    Total expenses before expense waiver                            230,000
---------------------------------------------------------------------------
Less expenses waived by investment manager                           79,000
---------------------------------------------------------------------------
    Total expenses after expense waiver                             151,000
---------------------------------------------------------------------------
NET INVESTMENT INCOME                                               112,000
---------------------------------------------------------------------------
---------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
---------------------------------------------------------------------------
  Net realized loss on sales of investments and foreign
  currency transactions                                          (3,409,000)
---------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and
  assets and liabilities in foreign currencies                    2,073,000
---------------------------------------------------------------------------
Net loss on investments                                          (1,336,000)
---------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(1,224,000)
---------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                   YEAR ENDED NOVEMBER 30,
                                                                   1998                1997
----------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------------
  Net investment income                                         $   112,000             26,000
----------------------------------------------------------------------------------------------
  Net realized loss                                              (3,409,000)        (1,174,000)
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation)            2,073,000         (1,459,000)
----------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations             (1,224,000)        (2,607,000)
----------------------------------------------------------------------------------------------
Net equalization credits                                                 --             13,000
----------------------------------------------------------------------------------------------
Distribution from net investment income                             (49,000)                --
----------------------------------------------------------------------------------------------
Net increase from capital share transactions                      2,291,000          7,043,000
----------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      1,018,000          4,449,000
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------------------------
Beginning of year                                                 6,398,000          1,949,000
----------------------------------------------------------------------------------------------
END OF YEAR
----------------------------------------------------------------------------------------------
(including undistributed net investment
income of $108,000 and $58,000, respectively)                   $ 7,416,000          6,398,000
----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE
     FUND Kemper Asian Growth Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through November 30, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Forward foreign currency exchange contracts are valued at the prevailing forward exchanges rate of the underlying currencies on that day. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions. The fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains

NOTES TO FINANCIAL STATEMENTS

                             and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the fund. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1998, the fund had a tax basis net loss carryforward of approximately $4,402,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or it will expire during the period 2005 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             EQUALIZATION ACCOUNTING. Prior to December 1, 1997, the fund used equalization accounting to keep a continuing shareholder's per share interest in undistributed net investment income unaffected by shareholder activity. This was accomplished by allocating a portion of the proceeds from sales and the cost of redemptions of fund shares to undistributed net investment income. As of December 1, 1997, the fund discontinued using equalization. This change has no effect on the fund's net assets, net asset value per share or distributions to shareholders. Discontinuing the use of equalization accounting will result in simpler financial statements. The cumulative effect of the discontinuance of equalization accounting was to decrease undistributed net investment income and increase paid-in-capital previously reported through November 30, 1997 by $13,000.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of the first $250 million of average daily net assets declining to .72% of average daily net assets in excess of

NOTES TO FINANCIAL STATEMENTS

                             $12.5 billion. However, the fund incurred no management fees for the year ended November 30, 1998, after a fee waiver by Scudder Kemper.

                             In addition, Scudder Kemper has temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $79,000 for the year ended November 30, 1998.

                             ZURICH/B.A.T MERGER. On September 7, 1998, Zurich Insurance Company (Zurich), majority owner of Scudder Kemper, entered into an agreement with B.A.T Industries p.l.c. (B.A.T) pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the fund's investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board of Trustees of the fund has approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former investment management agreement, except for the dates of execution and termination. Shareholders approved the new investment management agreement through a proxy solicitation that concluded in mid-December.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                              COMMISSIONS     COMMISSIONS ALLOWED
                                                                            RETAINED BY KDI     BY KDI TO FIRMS
                                                                            ---------------   --------------------
                             Year ended November 30, 1998                       $3,000               37,000

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                           DISTRIBUTION FEES
                                                                         (AFTER EXPENSE WAIVER)     COMMISSIONS AND
                                                                           AND CDSC RECEIVED       DISTRIBUTION FEES
                                                                                 BY KDI           PAID BY KDI TO FIRMS
                                                                         ----------------------   --------------------
                             Year ended November 30, 1998                        $9,000                  57,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and

NOTES TO FINANCIAL STATEMENTS

                             pays these firms based on assets of fund accounts the firms service. Administrative services fees
                             (ASF) paid are as follows:

                                                                                        ASF
                                                                               (AFTER EXPENSE WAIVER)
                                                                                    PAID BY THE         ASF PAID BY
                                                                                    FUND TO KDI         KDI TO FIRMS
                                                                               ----------------------   ------------
                             Year ended November 30, 1998                             $14,000              20,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $78,000 for the year ended November 30, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. During the year ended November 30, 1998, the fund made no payments to its officers or trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                               $10,757,000

                             Proceeds from sales                       7,696,000

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                                   YEAR ENDED NOVEMBER 30,
                                                                          1998                                  1997
                                                              -----------------------------           -------------------------
                                                               SHARES            AMOUNT               SHARES          AMOUNT
                                       ----------------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                2,297,000       $ 12,245,000            624,000       $5,526,000
                                       ----------------------------------------------------------------------------------------
                                        Class B                1,653,000          8,787,000            444,000        4,154,000
                                       ----------------------------------------------------------------------------------------
                                        Class C                  155,000            788,000             46,000          427,000
                                       ----------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                    6,000             36,000                 --               --
                                       ----------------------------------------------------------------------------------------
                                        Class B                    1,000              6,000                 --               --
                                       ----------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (2,104,000)       (11,163,000)          (177,000)      (1,579,000)
                                       ----------------------------------------------------------------------------------------
                                        Class B               (1,456,000)        (7,686,000)          (147,000)      (1,351,000)
                                       ----------------------------------------------------------------------------------------
                                        Class C                 (139,000)          (722,000)           (18,000)        (134,000)
                                       ----------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                   16,000            103,000              4,000           38,000
                                       ----------------------------------------------------------------------------------------
                                        Class B                  (16,000)          (103,000)            (4,000)         (38,000)
                                       ----------------------------------------------------------------------------------------
                                        NET INCREASE
                                        FROM CAPITAL SHARE
                                        TRANSACTIONS                           $  2,291,000                          $7,043,000
                                       ----------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              -------------------------------------------
                                                                                CLASS A
                                                              -------------------------------------------
                                                                     YEAR ENDED               OCTOBER 21
                                                                    NOVEMBER 30,                  TO
                                                              ------------------------       NOVEMBER 30,
                                                               1998              1997            1996
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.65             10.04           9.50
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          .11               .08             --
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                      (1.27)            (3.47)           .54
---------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.16)            (3.39)           .54
---------------------------------------------------------------------------------------------------------
Less distribution from net investment income                     .08                --             --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 5.41              6.65          10.04
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                 (17.66)%          (33.76)          5.68
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                        1.80%             1.60           1.46
---------------------------------------------------------------------------------------------------------
Net investment income                                           2.05%              .97            .74
---------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                        2.65%             2.62           1.46
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    1.20%             (.05)           .74
---------------------------------------------------------------------------------------------------------

                                                              -------------------------------------------
                                                                                CLASS B
                                                              -------------------------------------------
                                                                     YEAR ENDED               OCTOBER 21
                                                                    NOVEMBER 30,                  TO
                                                              ------------------------       NOVEMBER 30,
                                                               1998              1997            1996
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $ 6.58             10.03           9.50
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          .06                --             --
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                      (1.28)            (3.45)           .53
---------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.22)            (3.45)           .53
---------------------------------------------------------------------------------------------------------
Less distribution from net investment income                     .02                --             --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 5.34              6.58          10.03
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                 (18.65)%          (34.40)          5.58
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                        2.78%             2.57           2.34
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    1.07%               --           (.14)
---------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                                        4.29%             3.51           2.34
---------------------------------------------------------------------------------------------------------
Net investment loss                                             (.44)%            (.94)          (.14)
---------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                              -------------------------------------------
                                                                                CLASS C
                                                              -------------------------------------------
                                                                     YEAR ENDED               OCTOBER 21
                                                                    NOVEMBER 30,                  TO
                                                              ------------------------       NOVEMBER 30,
                                                               1998              1997            1996
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.60             10.03           9.50
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          .05                --             --
---------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)                      (1.28)            (3.43)           .53
---------------------------------------------------------------------------------------------------------
Total from investment operations                               (1.23)            (3.43)           .53
---------------------------------------------------------------------------------------------------------
Less distribution from net investment income                     .02                --             --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 5.35              6.60          10.03
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                 (18.72)%          (34.20)          5.58
---------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                        2.71%             2.54           2.34
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    1.14%              .03           (.14)
---------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------------------------------------------
Expenses                                                        4.56%             3.55           2.34
---------------------------------------------------------------------------------------------------------
Net investment loss                                             (.71)%            (.98)          (.14)
---------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
---------------------------------------------------------------------------------------------------------

                                                                      YEAR ENDED                OCTOBER 21
                                                                     NOVEMBER 30,                   TO
                                                              --------------------------       NOVEMBER 30,
                                                                 1998            1997              1996
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
Net assets at end of period                                   $7,416,000       6,398,000         1,949,000
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                 131%            155                74
------------------------------------------------------------------------------------------------------------

NOTES: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. agreed to waive a portion of its management fee and absorb certain operating expenses of the fund during the years ended November 30, 1998 and 1997. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
DANIEL PIERCE                     MARK S. CASADY            MAUREEN E. KANE
Chairman and Trustee              President                 Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA         CAROLINE PEARSON
Trustee                           Vice President and        Assistant Secretary
                                  Secretary
DONALD L. DUNAWAY                                           ELIZABETH C. WERTH
Trustee                           JOHN R. HEBBLE            Assistant Secretary
                                  Treasurer
ROBERT B. HOFFMAN                                           BRENDA LYONS
Trustee                           ANN M. MCCREARY           Assistant Treasurer
                                  Vice President
DONALD R. JONES
Trustee                           KATHRYN L. QUIRK
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        CORNELIA SMALL
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           LINDA J. WONDRACK
                                  Vice President
WILLIAM P. SOMMERS
Trustee


-------------------------------------------------------------------------------
LEGAL COUNSEL                      VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                   222 North LaSalle Street
                                   Chicago, IL 60601
-------------------------------------------------------------------------------
SHAREHOLDER                        KEMPER SERVICE COMPANY
SERVICE AGENT                      P.O. Box 419557
                                   Kansas City, MO 64141
-------------------------------------------------------------------------------
CUSTODIAN AND                      INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                     801 Pennsylvania Avenue
                                   Kansas City, MO 64105
-------------------------------------------------------------------------------
FOREIGN CUSTODIAN                  THE CHASE MANHATTAN BANK
                                   Chase Metro Center
                                   Brooklyn, NY 11245
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS               ERNST & YOUNG, LLP
                                   233 South Wacker Drive
                                   Chicago, IL 60606
-------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER              KEMPER DISTRIBUTORS, INC.
                                   222 South Riverside Plaza  Chicago, IL 60606
                                   www.kemper.com

[KEMPER FUNDS LOGO]
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Asian Growth Fund prospectus.
KAGF - 2 (1/27/99) 1064410